CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, F. Kenneth Bateman, President of New Covenant Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 22, 2003                    /s/ F. Kenneth Bateman
     --------------------------             ------------------------------------
                                            F. Kenneth Bateman, President
                                            (principal executive officer)



I, Andrew McNally, Treasurer of New Covenant Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 22, 2003                    /s/ Andrew McNally
     --------------------------             ------------------------------------
                                            Andrew McNally, Treasurer
                                            (principal financial officer)